UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 17, 2004
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

                    Delaware                         25-0790410
           (State or other jurisdiction of         (I.R.S. Employer
                 incorporation or                 Identification No.)
                  organization)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

      On February 17, 2004, Mueller Industries, Inc. issued a press release announcing declaration of dividend. A copy of the press release is attached as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press release dated February 17, 2004 announcing dividend.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on February, 17, 2004.

                                    MUELLER INDUSTRIES, INC.

                                    /S/ KENT A. MCKEE
                                    -----------------------
                                    Kent A. McKee
                                    Vice President and
                                    Chief Financial Officer


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

                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
    99.1                Press Release dated February 17, 2004


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